ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ACQUISITIONS	ACQUISITIONS
Donatelle Plastics Acquisition
On July 28, 2024, DuPont completed the acquisition of Donatelle Plastics, LLC ("Donatelle Plastics"), for a net purchase price of $365 million (the "Donatelle Plastics Acquisition"), which includes immaterial adjustments for acquired cash and net working capital. The net purchase price also includes the estimated fair value for a contingent earn-out liability of $40 million, further discussed below. Donatelle Plastics is a medical device company specializing in the design, development and manufacture of medical components and devices. Donatelle Plastics is presented within Healthcare & Water Technologies business which is reported within the IndustrialsCo segment.

The purchase accounting and purchase price allocation for Donatelle Plastics are substantially complete. However, the Company continues to refine the preliminary valuation of certain acquired assets and liabilities assumed, including income tax related amounts, which could impact the amount of residual goodwill recorded. The Company will finalize the amounts recognized as it obtains the information necessary to complete the analysis, but no later than one year from the date of the acquisition.

The provisional fair values allocated to the assets acquired and liabilities assumed on July 28, 2024 include total assets of $268 million and total liabilities of $17 million. The goodwill acquired as part of the Donatelle Plastics Acquisition was $114 million resulting in total consideration of $365 million. The fair value of total assets acquired primarily includes $201 million of other intangible assets and $36 million of property, plant and equipment. The remaining assets acquired primarily include cash and cash equivalents and inventory. Final determination of the fair values may result in further adjustments to these values.

The significant fair value estimates included in the provisional allocation of purchase price are discussed below.

Other Intangible Assets
Other intangible assets with definite lives primarily include provisional customer relationships of $151 million and developed technology of $47 million. Customer relationships and developed technology have useful lives of 20 years and 15 years, respectively. The customer-related intangible assets' estimated fair value was determined using the multi-period excess earnings method while the developed technology fair values were determined utilizing the relief from royalty method.

Goodwill
The excess of the consideration for Donatelle Plastics over the preliminary net fair value of assets acquired and liabilities assumed resulted in the provisional recognition of $114 million of goodwill, which has been assigned to the IndustrialsCo segment. Goodwill is primarily attributable to the optimization of the combined Healthcare & Water Technologies business within IndustrialsCo segment and Donatelle Plastics businesses’ global activities across sales and manufacturing, as well as expected future customer relationships. Donatelle Plastics goodwill will be deductible for U.S. tax purposes.

Contingent Earn-out Liability
The purchase agreement includes annual contingent earn-out payments based upon customer specific revenue generated through December 31, 2029, with total accumulated earn-out payments of up to $85 million. The contingent earn-out liability was measured using a Monte Carlo simulation and the primary assumption used is the estimated likelihood the customer specific revenue is earned. The contingent earn-out liability estimate represents a recurring fair value measurement with significant unobservable inputs, considered to be Level 3 measurements under the fair value hierarchy. The fair value of the contingent earn-out liability at the acquisition date was $40 million.

The fair value of the contingent earn-out liability is sensitive to changes in the interest rates, discount rates and the timing of the future payments, which are based upon estimates of future achievement of the customer specific revenue. Changes in the fair value of the contingent earn-out liability will be recognized in "Sundry income (expense), net" in the Consolidated Statements of Operations. As of December 31, 2024, the fair value of the contingent earn-out liability was $40 million, reflected in “Other noncurrent obligations” on the Consolidated Balance Sheets.

The Company evaluated the disclosure requirements under ASC 805, Business Combinations and determined Donatelle Plastics was not considered a material business combination for purposes of disclosing either the earnings of Donatelle Plastics since the date of acquisition or supplemental pro forma information.
Spectrum Acquisition
On August 1, 2023, the Company completed the previously announced acquisition of Spectrum Plastics Group (“Spectrum”) from AEA Investors (the “Spectrum Acquisition”). Spectrum manufactures flexible packaging products, plastic and silicone extrusions, and components for the global industrial, food and medical business sectors. Spectrum is part of Healthcare & Water Technologies and Diversified Industrials in the IndustrialsCo segment. The net purchase price was approximately $1,781 million, including a net upward adjustment of approximately $43 million for acquired cash and net working capital, among other items. The Company accounted for the acquisition in accordance with ASC 805, which requires the assets acquired and liabilities assumed to be recognized on the balance sheet at their fair values as of the acquisition date.

The purchase accounting and purchase price allocation for Spectrum are complete as of December 31, 2024. In the third quarter 2024, the Company finalized the working capital settlements for an immaterial amount which impacted the residual goodwill recorded. The Company has finalized the fair values allocated to the assets acquired and liabilities assumed and the purchase allocation is considered final. Final determination of the fair values are presented in the following table:

Spectrum Assets Acquired and Liabilities Assumed on August 1, 2023
In millions
Fair value of assets acquired
Cash and cash equivalents	$31
Accounts and notes receivable	68
Inventories	52
Property, plant and equipment	125
Other intangible assets	916
Deferred charges and other assets	34
Total Assets Acquired	$1,226
Fair value of liabilities assumed
Accounts payable	$21
Income taxes payable	17
Deferred income tax liabilities	177
Other noncurrent liabilities	44
Total Liabilities Assumed	$259
Goodwill	814
Total Consideration	$1,781

The significant fair value adjustments included in the allocation of purchase price are discussed below.

Other Intangible Assets
Other intangible assets with definite lives include acquired customer-related intangible assets of $772 million, developed technology of $126 million and trademark/tradename of $18 million. Acquired customer-related intangible assets, developed technology, and trademark/tradename have useful lives of 20 years, 15 years, and 5 years, respectively. The customer-related intangible assets' fair value was determined using the multi-period excess earnings method while the developed technology and trademark/tradename fair values were determined utilizing the relief from royalty method. The determination and allocation of fair value of other intangibles assets assumed is based on various assumptions and valuation methodologies requiring considerable management judgment, including estimates based on historical information, current market data and future expectations.

Goodwill
The excess of the consideration for Spectrum over the net fair value of assets acquired and liabilities assumed resulted in the recognition of $814 million of goodwill, which has been assigned to the IndustrialsCo segment. Goodwill is primarily attributable to the optimization of the combined IndustrialsCo segment and Spectrum businesses’ global activities across sales and manufacturing, as well as expected future customer relationships. Spectrum goodwill will not be deductible for U.S. tax purposes.

The Company evaluated the disclosure requirements under ASC 805 and determined Spectrum was not considered a material business combination for purposes of disclosing the earnings of Spectrum since the date of acquisition or supplemental pro forma information.
Terminated Intended Rogers Corporation Acquisition
On November 1, 2022, the Company announced the termination of the agreement to acquire all the outstanding shares of Rogers Corporation (“Rogers”) for about $5.2 billion, as DuPont and Rogers were unable to obtain timely clearance from all the required regulators ("Terminated Intended Rogers Corporation Acquisition"). DuPont paid Rogers a termination fee of $162.5 million in accordance with the agreement on November 2, 2022. The termination fee was recognized as a charge in the fourth quarter of 2022 and recorded in the "Acquisition, integration and separation costs" within the Consolidated Statements of Operations.

Acquisition, Integration and Separation Costs
Acquisition, integration and separation costs primarily consist of financial advisory, information technology, legal, accounting, consulting, other professional advisory fees and other contractual transaction payments. For the year ended December 31, 2024, these costs were primarily related to the Previously Intended Business Separations and the Intended Electronics Separation. For the year ended December 31, 2023, these costs were primarily related to the Spectrum Acquisition. Comparatively, for the year ended December 31, 2022, these costs were associated with the Terminated Intended Rogers Corporation Acquisition, including the $162.5 million termination fee, the divestiture of the Biomaterials business unit and the prior year acquisition of Laird PM.

These costs are recorded within "Acquisition, integration and separation costs" within the Consolidated Statements of Operations.

(In millions) For the years ended December 31,	2024	2023	2022
Acquisition, integration and separation costs	$168	$20	$193